SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (date of earliest event reported):  OCTOBER 9, 1997


                       INTIME SYSTEMS INTERNATIONAL, INC.
             (Exact Name of Registrant as Specified in its Charter)




                                    DELAWARE
                 (State or other jurisdiction of incorporation)



       0-25338                                            65-0480407
(Commission File Number)                       (IRS Employer Identification No.)



1601 FORUM PLACE, 5TH FLOOR, WEST PALM BEACH, FLORIDA                33401
(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code (561) 478-0022




          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.


         On October 14, 1997, Mr. Michael Matte, the Chief Financial Officer of InTime Systems International, Inc. (the "Company"), was appointed to the Board of Directors and to the Company's Executive Committee filling the vacancy created by the resignation of Mr. William Hurley on October 9, 1997. On November 18, 1997, the Company appointed Mr. Paul Piper, Hockessin, Delaware, to the Company's Board of Directors and Executive Committee replacing Mr.
Sherman Drusin who resigned earlier that day.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                       INTIME SYSTEMS INTERNATIONAL, INC.
                                  (Registrant)



By (Signature and Title):                    /s/ WILLIAM E. BERRY
                                             ---------------------------
                                             William E. Berry, President



Dated: November 21, 1997